Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

The Committee eliminated the use of stock options and stock appreciation rights in 2021 and the Company has not granted these types of awards in the years following 2020. The Company grants LTI awards in the form of time-vested and/or performance-vested restricted stock units. LTI awards are generally made on an annual basis in the first half of the year after the Company has announced its financial results for the prior fiscal year, or at the time of a special event (such as upon hiring or promotion), and are provided under the 2018 Long-Term Incentive Plan. We attempt to grant long-term incentive awards during periods when we do not have material non-public information (“MNPI”) that could impact the Company’s stock price. If the Board or the Committee were to approve such an award during a period in which there was MNPI about the Company, the grant date would be deferred until two full business days following the date of the disclosure of such information. Additionally, the Company does not time the disclosure of MNPI for the purpose of affecting the value of executive compensation.

Award Timing Method	The Company grants LTI awards in the form of time-vested and/or performance-vested restricted stock units. LTI awards are generally made on an annual basis in the first half of the year after the Company has announced its financial results for the prior fiscal year, or at the time of a special event (such as upon hiring or promotion), and are provided under the 2018 Long-Term Incentive Plan.
MNPI Disclosure Timed for Compensation Value	false